SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 25, 2006



                         Progenics Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)



              Delaware                  000-23143            13-3379479
    (State or other jurisdiction        (Commission         (IRS Employer
         of incorporation)              File Number)      Identification No.)


             777 Old Saw Mill River Road, Tarrytown, New York 10591
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800


         (Former name or former address, if changed since last report.)

Section 7.01 - Regulation FD Disclosure

     Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX) today announced the expansion of its collaboration with Seattle Genetics, Inc. (Nasdaq: SGEN) to include activities intended to accelerate the manufacturing and development of Progenics' prostate-specific membrane antigen (PSMA) antibody-drug conjugate
(ADC). A copy of the press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

     The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in this Form 8-K.

Section 9.01 - Financial Statements and Exhibits

(c)      Exhibits

Exhibit Number    Description
--------------    -----------
99.1              Press release dated May 25, 2006




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROGENICS PHARMACEUTICALS, INC.


                               By:  /s/ MARK R. BAKER
                               ------------------------------------------------
                                        Mark R. Baker
                                        Senior Vice President & General Counsel

Date: May 25, 2006